Chautauqua International Growth Fund
Schedule of Investments, March 31, 2020 (Unaudited)
			% of
	Shares	Value	Net Assets
Common Stocks

Application Software
Atlassian Corp. PLC (Australia) (1)	29,289	$4,020,208	2.6%
Temenos Group AG (Switzerland) (2)	59,861	7,802,858	4.9%
		11,823,066	7.5%
Asset Management & Custody Banks
Julius Baer Group Ltd. (Switzerland) (2)	96,032	3,216,829	2.0%
Automobile Manufacturers
BYD Co. Ltd. (China) (2)	337,032	1,798,121	1.1%
Biotechnology
BeiGene Ltd. (China) (1)	29,856	3,675,572	2.3%
Genmab A/S (Denmark) (1)(2)	42,758	8,588,742	5.4%
		12,264,314	7.7%
Data Processing & Outsourced Services
Wirecard AG (Germany) (2)	65,601	7,391,280	4.7%
Diversified Banks
Bank Rakyat Indonesia Persero Tbk PT (Indonesia) (2)	29,228,673	5,360,691	3.4%
DBS Group Holdings Ltd. (Singapore) (2)	473,940	6,184,041	3.9%
		11,544,732	7.3%
Diversified Support Services
Recruit Holdings Co. Ltd. (Japan) (2)	127,596	3,295,968	2.1%
Education Services
TAL Education Group - ADR (China) (1)	190,286	10,134,632	6.4%
Electronic Equipment & Instruments
Keyence Corp. (Japan) (2)	13,242	4,257,470	2.7%
Environmental & Facilities Services
Waste Connections, Inc. (Canada)	80,429	6,233,247	4.0%
Healthcare Distributors
Sinopharm Group Co. Ltd. (China) (2)	1,972,532	4,370,527	2.8%
Industrial Machinery
FANUC Corp. (Japan) (2)	17,813	2,380,277	1.5%
Information Technology
Constellation Software, Inc. (Canada)	5,350	4,862,330	3.1%
Internet & Direct Marketing Retail
Prosus NV (Netherlands) (1)(2)	100,270	7,020,995	4.5%
Internet Retail
Alibaba Group Holding Ltd. - ADR (China) (1)	41,934	8,155,324	5.2%
IT Services
Adyen NV (Netherlands) (1)	6,142	5,220,056	3.3%
Tata Consultancy Services Ltd. (India) (2)	212,352	5,108,563	3.2%
		10,328,619	6.5%
Life Sciences Tools & Services
Wuxi Biologics Cayman, Inc. (China) (1)(2)	476,087	6,078,122	3.9%
Pharmaceuticals
Novo Nordisk A/S - ADR (Denmark)	152,453	9,177,671	5.8%
Regional Banks
HDFC Bank Ltd. - ADR (India)	150,162	5,775,231	3.7%
Semiconductor Equipment
ASML Holding NV (Netherlands)	31,388	8,212,356	5.2%
Semiconductors
AMS AG (Austria) (1)(2)	119,969	1,172,635	0.7%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	92,849	4,437,254	2.8%
		5,609,889	3.5%
Semiconductors & Semiconductor Equipment
SolarEdge Technologies, Inc. (Israel) (1)	38,533	3,155,082	2.0%
Tires & Rubber
Pirelli & C SpA (Italy) (2)	538,246	1,899,040	1.2%
Total Common Stocks		148,985,122	94.4%
(Cost $149,504,826)

Short-Term Investment
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 0.45% (3)	10,728,942	10,728,942	6.8%
Total Short-Term Investment		10,728,942	6.8%
(Cost $10,728,942)
Total Investments		159,714,064	101.2%
(Cost $160,233,768)
Liabilities in Excess of Other Assets		(1,970,280)	(1.2)%
TOTAL NET ASSETS		$157,743,784	100.0%

Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 security
(3)	7-Day Yield.
ADR	American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).
GICS® was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services.

Country Allocation
Country	Percentage
Australia	2.5%
Austria	0.7%
Canada	6.9%
China	21.4%
Denmark	11.1%
Germany	4.6%
India	6.8%
Indonesia	3.4%
Israel	2.0%
Italy	1.2%
Japan	6.2%
Netherlands	12.8%
Singapore	3.9%
Switzerland	6.9%
Taiwan	2.8%
Cash	6.7%

Chautauqua International Growth Fund
Schedule of Investments, March 31, 2020 (Unaudited)
Summary of Fair Value Exposure at March 31, 2020 (Unaudited)

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2020:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$73,058,963	$75,926,159	$–	$148,985,122
Total Equity	73,058,963	75,926,159	–	148,985,122
Short-Term Investment
Money Market Mutual Fund	10,728,942	–	–	10,728,942
Total Short-Term Investment	10,728,942	–	–	10,728,942
Total Investments*	$83,787,905	$75,926,159	$–	$159,714,064

*Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report.